UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered
Management Investment Companies
Investment Company Act File Number: 811-604

Washington Mutual Investors Fund
(Exact name of registrant as specified in charter)
1101 Vermont Avenue, NW
Washington, DC 20005
(Address of principal executive offices)

Jennifer L. Butler
 Secretary
Washington Mutual Investors Fund
1101 Vermont Avenue, NW
Washington, DC 20005
(Name and address of agent for service)

Registrant's telephone number, including area code:  (202) 842-5665

Date of fiscal year end:  April 30, 2012

Date of reporting period:  October 31, 2011

ITEM 1.  Reports to Stockholders.

Semi-annual report dated October 31, 2011

Washington Mutual Investors FundSM
The right choice for the long term ®

Semi-annual report for the six months ended October 31, 2011

Washington Mutual Investors Fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

This Fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2011 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge
Average annual total return	—	–2.05%	2.69%
Cumulative total return	1.88%	–9.85%	30.44%

The total annual Fund operating expense ratio was 0.63% for Class A shares as of the prospectus dated July 1, 2011.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The Fund’s investment adviser and business manager each waived a portion of their management fees from September 1, 2004, through December 31, 2008. Applicable Fund results shown reflect the waivers, without which they would have been lower. See the Financial Highlights table on pages 24 to 29 for details.

Results for other share classes can be found on page 34.

See the prospectus and the Risk Factors section of this report for more information on risks associated with investing in the Fund.

Fellow investors:

For the six-month reporting period ended October 31, 2011, Washington Mutual Investors Fund posted better results than the major market indices, but was still down 4.6%, with dividends reinvested. Steep stock market declines, particularly in the third quarter of the year, impacted the Fund’s results. A prevailing sense of pessimism during the summer months caused stock markets throughout the world to fall. Just as suddenly, markets rebounded in October. Even so, the unmanaged Standard & Poor’s 500 Composite Index still finished down 7.1% for the six-month period ended October 31. Looking back over a full year, since October 31, 2010, the Fund was up 10.2% while the S&P 500 was up 8.1%.

During the summer months, investors reacted negatively to the S&P bond rating downgrade of U.S. long-term debt, the ongoing news of possible sovereign debt defaults in Europe and the debate in Congress about the raising of the federal debt limit. Continued sluggishness of the U.S. economy contributed to the gloomy news. The S&P 500 fell 13.9% in the third quarter, while the Fund was down 11.3% for the same period. International stock markets fell even more, and the U.S. stock market has been quite volatile ever since.

Results at a glance Total returns for periods ended October 31, 2011, with all distributions reinvested
	Total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime*
Washington Mutual Investors Fund (Class A shares)	–4.6%	10.2%	0.2%	4.2%	11.7%
Standard & Poor’s 500 Composite Index†	–7.1	8.1	0.2	3.7	10.4
Lipper Large-Cap Core Funds Index	–8.0	5.8	–0.1	2.9	—
Lipper Growth and Income Funds Index	–9.5	4.8	–0.5	4.0	—

* Since 7/31/52.
† The S&P 500 is unmanaged and, therefore, has no expenses.

Much of 2011 has been dominated by challenging news, including weather-related disasters, political upheaval in the Middle East, high commodity prices, persistently high levels of unemployment, low economic growth and political division in the U.S. Nonetheless, there are reasons to be optimistic. The economy has grown for nine straight quarters and ended the third quarter at an annual rate of 2.0%, up from 1.3% in the second quarter of 2011. The third quarter GDP increase reflected both higher consumer spending and higher business spending on equipment. Capital goods orders have been trending up for the past two years, as have car sales.

While sectors of the economy, including housing and related construction, remain depressed, other sectors are expanding. Although financial stocks have been weak, the financial sector, like the auto sector, has been stabilized. Government "bailouts" of these sectors, while unpopular with some, are achieving their goals. Nearly all large banks have repaid the Federal Government, and the very painful consequences of a financial system, or U.S. auto industry, collapse were avoided.

Corporate profits continue to increase, leading to higher dividends and stronger balance sheets. Private employers also have been hiring steadily for the last 21 months, and approximately 2.3 million jobs have been regained since the recession.

Interest rates and inflation remain very low. Mortgage rates are at historical lows. Even though the housing market remains in the doldrums, the inventory of unsold homes is decreasing and the need for new homes will surely increase. The number of new homes being built remains well below historical averages, while the home-buying population continues to grow and the cost of renting increases.

Although personal income growth has been modest, household debt service (defined as debt payments as a percentage of disposable personal income) has been declining and is now near its historical average. Like corporate balance sheets, personal balance sheets are also improving.

While many economic fundamentals are improving, growth remains too low to significantly reduce the high unemployment rate of 9.0%. In addition, the government sector is handicapped by its own problems. Many state and local governments have had to cut spending and reduce the number of employees in order to confront lower revenues and unfunded liabilities. As a result, state and local governments are not adding to GDP growth or reducing state and national unemployment figures. At the same time, Federal Government debt and deficits (as well as European debt) are of an ever-present concern for the economy and financial markets, creating uncertainty, anxiety and the caution that holds the economy back. The Federal Government deficit expressed as a percentage of GDP is the worst it has been in 60 years. These problems are not capable of being quickly or easily solved and contribute to the daily stock market swings that have become common. Nevertheless, Federal Government finances will eventually find their footing through a combination of reduced government spending and tax reform.

One year ago, we wrote that large-capitalization stocks, like those in which the Fund invests, had not performed especially well in the preceding five years. We also noted, however, that "many of these companies seem more attractive because of their strong balance sheets, strong earnings and dividends and strong capacity to compete through-out the world." Since that time, the Fund’s total return, as noted above, was up 10.2%, and we continue to believe that many of those same large-capitalization, multinational companies remain attractive, particularly in these times of ongoing political and economic uncertainty. They are generally well situated to compete in the global marketplace, including the developing markets that continue to have the highest economic growth rates. Their balance sheets remain strong. They have more capacity to absorb setbacks or other difficulties. They continue to offer goods and services that people want and need. They are paying good dividends that can add significantly to total return over time. It is worth noting that with interest rates continuing at very low levels and many large companies raising dividends, the dividend yield on the S&P 500 companies at October 31, 2011, was 2.03%, nearly equivalent to the 2.17% yield for 10-year U.S. Treasury securities. We continue to believe the Fund is well-positioned for the days ahead.

As of October 31, 2011, the Fund’s largest industry sectors were industrials (16.8%), energy (14.0%) and health care (12.7%). Results were helped by the strong dividends generally paid by the Fund’s utility, telecommunications and consumer staples stocks.

The Fund changed several of its holdings during the six-month period ending October 31, 2011. Five new companies appear in the portfolio: Baker Hughes, Costco Wholesale, National Grid, PG&E and Citigroup. Thirteen were eliminated: BB&T; Becton, Dickinson; Entergy; ExxonMobil; Kimberly-Clark; Leggett & Platt; Masco; Monsanto; Occidental Petroleum; Stanley Black & Decker; Stryker; Tenaris and Tyco.

As always, we welcome your comments and questions.

Cordially,

James H. Lemon, Jr. Vice Chairman of the Board	Jeffrey L. Steele President of the Fund

December 5, 2011

We are deeply saddened by the loss of Jon B. Lovelace, chairman emeritus and former portfolio counselor of Capital Research and Management Companyand former chairman of The Capital Group Companies.

Nearly every aspect of the Capital Group bears some stamp of Jon’s leadership and service from 1951 until 2005. He was one of the principal architects of our Multiple Portfolio Counselor System, an early proponent of international investing, the founder of New Perspective Fund and Capital Income Builder and a standard-bearer of the Capital Group’s mission to serve investors.

Though he never sought the spotlight, his accomplishments in life, work and philanthropy will long be remembered.

For current information about the Fund, visit americanfunds.com.

Investment portfolio October 31, 2011
unaudited
Industry sector diversification	Percent of net assets	Ten largest holdings	Percent of net assets
Industrials	16.79%	Chevron	6.40%
Energy	13.99	Royal Dutch Shell	4.22
Health care	12.66	Merck	4.02
Financials	9.63	Verizon	3.67
Consumer discretionary	9.15	Johnson & Johnson	2.66
Consumer staples	8.69	Home Depot	2.40
Information technology	7.27	Wells Fargo	2.22
Utilities	6.45	American Express	2.17
Telecommunication services	6.05	McDonald’s	2.17
Materials	4.84	AT&T	2.11
Miscellaneous	2.26
Short-term securities & other assets less liabilities	2.22

Common stocks — 97.78%	Shares	Value (000)	Percent of net assets
Energy — 13.99%
Baker Hughes Inc.	2,180,000	$ 126,418.25%
Chevron Corp.	30,556,800	3,209,992	6.40
ConocoPhillips	9,010,000	627,546	1.25
Hess Corp.	2,140,000	133,879.27
Marathon Oil Corp.	4,100,000	106,723.21
Royal Dutch Shell PLC, Class A (ADR)	886,700	62,876
Royal Dutch Shell PLC, Class B (ADR)	28,590,000	2,052,762	4.22
Schlumberger Ltd.	6,597,900	484,748.97
Technip SA (ADR)	8,940,000	212,772.42
		7,017,716	13.99

Materials — 4.84%
Air Products and Chemicals, Inc.	2,400,000	206,736.41
Dow Chemical Co.	34,897,826	972,952	1.94
E.I. du Pont de Nemours and Co.	6,260,000	300,918.60
MeadWestvaco Corp.	5,545,000	154,761.31
Nucor Corp.	8,200,000	309,796.62
Potash Corp. of Saskatchewan Inc.	3,130,000	148,143.29
Praxair, Inc.	2,500,000	254,175.51
Sigma-Aldrich Corp.	200,000	13,096.03
Syngenta AG (ADR)	1,075,000	65,650.13
		2,426,227	4.84

Industrials — 16.79%
Boeing Co.	16,010,000	1,053,298	2.10
Caterpillar Inc.	2,800,000	264,488.53
CSX Corp.	19,745,000	438,536.88
Deere & Co.	2,200,000	166,980.33
Eaton Corp.	7,300,000	327,186.65
Emerson Electric Co.	10,920,000	525,470	1.05
General Dynamics Corp.	2,950,000	189,360.38
General Electric Co.	30,200,000	504,642	1.01
Honeywell International Inc.	360,000	18,864.04
Illinois Tool Works Inc.	2,920,000	142,000.28
Lockheed Martin Corp.	11,590,000	879,681	1.75
Norfolk Southern Corp.	8,800,000	651,112	1.30
Northrop Grumman Corp.	12,775,000	737,756	1.47
Pitney Bowes Inc.	4,000,000	81,520.16
Precision Castparts Corp.	90,000	14,684.03
Rockwell Automation	2,000,000	135,300.27
Siemens AG (ADR)	735,000	77,153.15
Southwest Airlines Co.	5,500,000	47,025.09
Union Pacific Corp.	8,830,000	879,203	1.75
United Parcel Service, Inc., Class B	2,900,000	203,696.41
United Technologies Corp.	8,620,000	672,188	1.34
W.W. Grainger, Inc.	525,000	89,938.18
Waste Management, Inc.	9,694,300	319,233.64
		8,419,313	16.79

Consumer discretionary — 9.15%
Amazon.com, Inc.1	1,644,000	351,010.70
Harley-Davidson, Inc.	1,700,000	66,130.13
Home Depot, Inc.	33,671,000	1,205,422	2.40
Johnson Controls, Inc.	14,295,000	470,734.94
Lowe’s Companies, Inc.	6,400,000	134,528.27
McDonald’s Corp.	11,720,000	1,088,202	2.17
McGraw-Hill Companies, Inc.	12,119,100	515,062	1.03
VF Corp.	5,100,000	704,922	1.41
Walt Disney Co.	1,500,000	52,320.10
		4,588,330	9.15

Consumer staples — 8.69%
Avon Products, Inc.	5,130,000	93,776.19
Coca-Cola Co.	14,960,000	1,022,067	2.04
Colgate-Palmolive Co.	1,860,000	168,088.33
Costco Wholesale Corp.	950,000	79,087.16
Kraft Foods Inc., Class A	28,265,000	994,363	1.98
NestlŽ SA (ADR)	6,755,000	390,169.78
PepsiCo, Inc.	8,700,000	547,665	1.09
Procter & Gamble Co.	14,260,800	912,549	1.82
Unilever NV (New York registered)	4,300,000	148,479.30
		4,356,243	8.69

Health care — 12.66%
Abbott Laboratories	1,800,000	96,966.20
Aetna Inc.	7,352,400	292,331.58
Baxter International Inc.	12,110,000	665,808	1.33
Bristol-Myers Squibb Co.	29,730,000	939,171	1.87
Cardinal Health, Inc.	15,590,000	690,169	1.38
Eli Lilly and Co.	3,000,000	111,480.22
Johnson & Johnson	20,720,000	1,334,161	2.66
Merck & Co., Inc.	58,450,000	2,016,525	4.02
Pfizer Inc	4,250,000	81,855.16
UnitedHealth Group Inc.	2,500,000	119,975.24
		6,348,441	12.66

Financials — 9.63%
Allstate Corp.	5,050,000	133,017.27
American Express Co.	21,550,000	1,090,861	2.17
Chubb Corp.	2,900,000	194,445.39
Citigroup Inc.	3,000,000	94,770.19
Goldman Sachs Group, Inc.	4,992,000	546,874	1.09
HSBC Holdings PLC (ADR)	5,500,000	240,130.48
JPMorgan Chase & Co.	4,614,200	160,390.32
M&T Bank Corp.	3,250,000	247,358.49
Marsh & McLennan Companies, Inc.	10,606,900	324,783.65
Moody’s Corp.	2,450,000	86,951.17
PNC Financial Services Group, Inc.	3,240,000	174,020.35
Toronto-Dominion Bank	1,300,000	97,864.19
U.S. Bancorp	12,660,000	323,969.65
Wells Fargo & Co.	43,048,100	1,115,376	2.22
		4,830,808	9.63

Information technology — 7.27%
Apple Inc.1	935,000	378,469.76
Automatic Data Processing, Inc.	5,115,000	267,668.53
Google Inc., Class A1	450,000	266,688.53
Intel Corp.	4,500,000	110,430.22
International Business Machines Corp.	1,550,000	286,177.57
Linear Technology Corp.	8,758,000	282,971.56
Microsoft Corp.	26,445,000	704,230	1.40
Oracle Corp.	20,143,300	660,096	1.32
Paychex, Inc.	4,160,000	121,222.24
Texas Instruments Inc.	18,542,500	569,811	1.14
		3,647,762	7.27

Telecommunication services — 6.05%
AT&T Inc.	36,035,000	1,056,186	2.11
CenturyLink, Inc.	3,920,000	138,219.27
Verizon Communications Inc.	49,770,000	1,840,495	3.67
		3,034,900	6.05

Utilities — 6.45%
Ameren Corp.	1,400,000	44,632.09
American Electric Power Co., Inc.	3,800,000	149,264.30
Dominion Resources, Inc.	9,550,000	492,685.98
Duke Energy Corp.	17,375,000	354,797.71
Edison International	2,600,000	105,560.21
Exelon Corp.	6,375,000	282,986.56
FirstEnergy Corp.	7,500,000	337,200.67
National Grid PLC (ADR)	6,630,000	331,964.66
PG&E Corp.	15,020,000	644,358	1.28
PPL Corp.	2,500,000	73,425.15
Southern Co.	7,300,000	315,360.63
Xcel Energy Inc.	4,000,000	103,400.21
		3,235,631	6.45

Miscellaneous — 2.26%
Other common stocks in initial period of acquisition		1,135,306	2.26

Total common stocks (cost: $40,111,736,000)		49,040,677	97.78

Short-term securities — 2.16%	Principal amount (000)	Value (000)	Percent of net assets
CAFCO, LLC 0.27% due 12/2/2011	$ 41,000	$ 40,995.08%
Coca-Cola Co. 0.08%–0.14% due 11/4–11/18/20112	64,700	64,698.13
Emerson Electric Co. 0.08% due 11/14/20112	22,000	21,999.04
Fannie Mae 0.08%–0.16% due 11/16/2011–3/1/2012	210,420	210,402.42
Federal Farm Credit Banks 0.10% due 11/29/2011	25,000	25,000.05
Federal Home Loan Bank 0.10%–0.15% due 11/2/2011–8/13/2012	143,225	143,142.29
Freddie Mac 0.02%-0.15% due 11/21/2011–7/6/2012	139,328	139,262.28
General Electric Co. 0.04% due 11/1/2011	13,800	13,800.03
IBM Corp. 0.05% due 11/7–11/16/20112	42,400	42,399.08
NetJets Inc. 0.06% due 11/9–11/10/20112	75,000	74,999.15
PepsiCo Inc. 0.05% due 11/3/20112	30,000	30,000.06
Private Export Funding Corp. 0.08% due 12/13/20112	17,200	17,196.03
Procter & Gamble Co. 0.14%–0.17% due 12/5/2011–1/6/20122	84,650	84,640.17
Straight-A Funding LLC 0.19% due 1/3–1/5/20122	100,000	99,983.20
U.S. Treasury Bill 0.097% due 11/17/2011	15,300	15,300.03
Variable Funding Capital Company LLC 0.19% due 12/6/20112	40,200	40,192.08
Wal-Mart Stores, Inc. 0.04%–0.07% due 11/16–12/19/20112	20,900	20,899.04

Total short-term securities (cost: $1,084,801,000)		1,084,906	2.16

Total investment securities (cost: $41,196,537,000)		50,125,583	99.94
Other assets less liabilities		29,093.06

Net assets		$50,154,676	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $497,005,000, which represented .99% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to financial statements

Financial statements
Statement of assets and liabilities at October 31, 2011	unaudited

(dollars in thousands)
Assets:
Investment securities, at value (cost: $41,196,537)		$50,125,583
Cash		1,394
Receivables for:
Sales of investments	$44,176
Sales of Fund’s shares	64,250
Dividends	88,549	196,975
		50,323,952
Liabilities:
Payables for:
Purchases of investments	55,575
Repurchases of Fund’s shares	77,516
Management services	10,068
Services provided by related parties	23,136
Trustees’ and advisory board’s deferred compensation	2,830
Other	151	169,276
Net assets at October 31, 2011		$50,154,676

Net assets consist of:
Capital paid in on shares of beneficial interest		$43,690,864
Undistributed net investment income		397,952
Accumulated net realized loss		(2,863,186)
Net unrealized appreciation		8,929,046
Net assets at October 31, 2011		$50,154,676

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized (1,794,195 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$37,647,320	1,345,426	$27.98
Class B	641,075	23,062	27.80
Class C	1,721,931	62,135	27.71
Class F-1	2,077,445	74,439	27.91
Class F-2	690,309	24,673	27.98
Class 529-A	1,095,626	39,212	27.94
Class 529-B	91,185	3,278	27.82
Class 529-C	310,431	11,171	27.79
Class 529-E	58,758	2,111	27.83
Class 529-F-1	58,074	2,082	27.90
Class R-1	73,137	2,633	27.77
Class R-2	675,301	24,380	27.70
Class R-3	1,260,973	45,328	27.82
Class R-4	1,300,356	46,629	27.89
Class R-5	987,128	35,285	27.98
Class R-6	1,465,627	52,351	28.00

See Notes to financial statements

Statement of operations for the six months ended October 31, 2011	unaudited

Investment income:	(dollars in thousands)
Income:
Dividends (net of non-U.S. taxes of $1,793)	$771,477
Interest	758	$ 772,235

Fees and expenses*:
Investment advisory services	50,138
Business management services	11,738
Distribution services	71,455
Transfer agent services	23,167
Administrative services	9,776
Reports to shareholders	1,768
Registration statement and prospectus	279
Trustees’ and advisory board’s compensation	354
Auditing and legal	68
Custodian	61
State and local taxes	—†
Other	970	169,774
Net investment income		602,461

Net realized gain and unrealized depreciation on investments:
Net realized gain on investments		1,382,778
Net unrealized depreciation on investments		(4,513,093)
Net realized gain and unrealized depreciation on investments		(3,130,315)
Net decrease in net assets resulting from operations		$(2,527,854)

*Additional information related to class-specific fees and expenses is included in the Notes to financial statements.
 † Amount less than one thousand.

See Notes to financial statements

Statements of changes in net assets

(dollars in thousands)

	Six months ended October 31, 2011*	Year ended April 30, 2011
Operations:
Net investment income	$ 602,461	$ 1,285,967
Net realized gain on investments	1,382,778	2,288,945
Net unrealized (depreciation) appreciation on investments	(4,513,093)	4,652,022
Net (decrease) increase in net assets resulting from operations	(2,527,854)	8,226,934

Dividends paid to shareholders from net investment income	(547,280)	(1,243,402)

Net capital share transactions	(1,396,766)	(3,276,827)

Total (decrease) increase in net assets	(4,471,900)	3,706,705

Net assets:
Beginning of period	54,626,576	50,919,871
End of period (including undistributed net investment income: $397,952 and $342,771, respectively)	$50,154,676	$54,626,576

*Unaudited.

See Notes to financial statements

Notes to financial statements
unaudited
1. Organization
Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) may be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The Fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the Fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies
The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

3. Valuation
The Fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the Fund’s board of trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications — The Fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the Fund’s valuation levels as of October 31, 2011 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Energy	$7,017,716	$—	$—	$7,017,716
Materials	2,426,227	—	—	2,426,227
Industrials	8,419,313	—	—	8,419,313
Consumer discretionary	4,588,330	—	—	4,588,330
Consumer staples	4,356,243	—	—	4,356,243
Health care	6,348,441	—	—	6,348,441
Financials	4,830,808	—	—	4,830,808
Information technology	3,647,762	—	—	3,647,762
Telecommunication services	3,034,900	—	—	3,034,900
Utilities	3,235,631	—	—	3,235,631
Miscellaneous	1,135,306	—	—	1,135,306
Short-term securities	—	1,084,906	—	1,084,906
Total	$49,040,677	$1,084,906	$—	$50,125,583

4. Risk factors
Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the Fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the Fund.

Investing in income-oriented stocks — Income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the Fund invests.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Management — The investment adviser to the Fund actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions
Federal income taxation — The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

The Fund is not subject to examination by U.S. federal tax authorities or state tax authorities for tax years before 2007.

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the Fund’s most recent year-end. As of April 30, 2011, the components of distributable earnings on a tax basis were as follows:
		(dollars in thousands)
Undistributed ordinary income		$ 345,848
Capital loss carryforwards*:
Expiring 2017	$ (691,448)
Expiring 2018	(3,493,853)	(4,185,301)

*The capital loss carryforwards will be used to offset any capital gains realized by the Fund in the current year or in subsequent years through the expiration dates. The Fund will not make distributions from capital gains while capital loss carryforwards remain.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized after April 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2011, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Gross unrealized appreciation on investment securities	$9,763,211
Gross unrealized depreciation on investment securities	(884,569)
Net unrealized appreciation on investment securities	8,878,642
Cost of investment securities	41,246,941

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Six months ended October 31, 2011	Year ended April 30, 2011
Class A	$422,875	$973,632
Class B	5,062	17,996
Class C	12,555	31,980
Class F-1	21,890	45,199
Class F-2	7,749	13,696
Class 529-A	11,602	24,426
Class 529-B	642	2,077
Class 529-C	2,114	5,071
Class 529-E	549	1,209
Class 529-F-1	700	1,488
Class R-1	531	1,288
Class R-2	4,994	12,373
Class R-3	11,956	27,915
Class R-4	14,069	30,535
Class R-5	12,162	25,113
Class R-6	17,830	29,404
Total	$547,280	$1,243,402

6. Fees and transactions with related parties
Business management services — The Fund has a business management agreement with Washington Management Corporation (WMC). Under this agreement, WMC provides services necessary to carry on the Fund’s general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Fund’s contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. Under the agreement, all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the Class A average net assets of the Fund on an annual basis. The agreement provides for monthly fees, accrued daily, based on a series of decreasing annual rates beginning with 0.117% on the first $3 billion of daily net assets and decreasing to 0.0375% on such assets in excess of $44 billion. For the six months ended October 31, 2011, the business management services fee was $11,738,000, which was equivalent to an annualized rate of 0.046% of average daily net assets. During the six months ended October 31, 2011, WMC paid the Fund’s investment adviser $775,000 for performing various fund accounting services for the Fund and for The American Funds Tax-Exempt Series I, another registered investment company for which WMC serves as business manager. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (parent company of WMC), earned $244,000 on its retail sales of shares, including payments under the distribution plans of the Fund. JLC received no brokerage commissions resulting from the purchases and sales of securities for the investment account of the Fund.

Investment advisory services — Capital Research and Management Company (CRMC), the Fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (AFD), the principal underwriter of the Fund’s shares, and American Funds Service Company ® (AFS), the Fund’s transfer agent. The Fund has an investment advisory agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.177% on such assets in excess of $89 billion. For the six months ended October 31, 2011, the investment advisory services fee was $50,138,000, which was equivalent to an annualized rate of 0.198% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The Fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of October 31, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The Fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services — The Fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the six months ended October 31, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$45,366	$22,743	Not applicable	Not applicable	Not applicable
Class B	3,656	424	Not applicable	Not applicable	Not applicable
Class C	8,819		$1,191	$188	Not applicable
Class F-1	2,496		1,462	70	Not applicable
Class F-2	Not applicable		451	17	Not applicable
Class 529-A	1,179		583	95	$539
Class 529-B	499		54	16	50
Class 529-C	1,544	Included in	167	42	155
Class 529-E	145	administrative	27	5	29
Class 529-F-1	—	services	32	5	29
Class R-1	371		51	8	Not applicable
Class R-2	2,571		512	832	Not applicable
Class R-3	3,188		950	391	Not applicable
Class R-4	1,621		971	12	Not applicable
Class R-5	Not applicable		485	5	Not applicable
Class R-6	Not applicable		350	2	Not applicable
Total	$71,455	$23,167	$7,286	$1,688	$802

Trustees’ and advisory board’s deferred compensation — Independent trustees and advisory board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees’ and advisory board’s compensation of $354,000, shown on the accompanying financial statements, includes $784,000 in current fees (either paid in cash or deferred) and a net decrease of $430,000 in the value of the deferred amounts.

Affiliated officers and trustees — All officers and all interested trustees of the Fund are affiliated with WMC. Officers and interested trustees do not receive compensation directly from the Fund.

7. Investment transactions
The Fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,392,512,000 and $7,368,873,000, respectively, during the six months ended October 31, 2011.

8. Capital share transactions
Capital share transactions in the Fund were as follows (dollars and shares in thousands):

			Reinvestments
			of dividends				Net (decrease)
	Sales*		and distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended October 31, 2011
Class A	$1,490,064	54,011	$406,386	15,187	$(3,292,257)	(118,681)	$(1,395,807)	(49,483)
Class B	9,531	348	4,963	186	(209,511)	(7,645)	(195,017)	(7,111)
Class C	102,712	3,764	12,090	456	(217,123)	(7,925)	(102,321)	(3,705)
Class F-1	366,076	13,340	21,176	795	(262,663)	(9,558)	124,589	4,577
Class F-2	164,099	5,968	6,540	246	(77,011)	(2,787)	93,628	3,427
Class 529-A	73,861	2,674	11,598	434	(64,007)	(2,307)	21,452	801
Class 529-B	1,136	41	642	24	(20,686)	(756)	(18,908)	(691)
Class 529-C	18,507	674	2,113	79	(21,625)	(783)	(1,005)	(30)
Class 529-E	3,682	133	549	20	(3,829)	(138)	402	15
Class 529-F-1	6,352	229	700	26	(8,716)	(315)	(1,664)	(60)
Class R-1	9,138	333	526	20	(12,843)	(471)	(3,179)	(118)
Class R-2	75,622	2,758	4,990	188	(108,207)	(3,946)	(27,595)	(1,000)
Class R-3	147,264	5,352	11,951	449	(188,090)	(6,831)	(28,875)	(1,030)
Class R-4	172,483	6,301	14,067	528	(213,943)	(7,783)	(27,393)	(954)
Class R-5	177,557	6,500	12,138	454	(167,727)	(6,093)	21,968	861
Class R-6	221,843	7,945	17,662	661	(96,546)	(3,470)	142,959	5,136
Total net
increase (decrease)	$3,039,927	110,371	$528,091	19,753	$(4,964,784)	(179,489)	$(1,396,766)	(49,365)

Year ended April 30, 2011
Class A	$2,865,061	108,757	$928,726	35,548	$(7,066,688)	(272,315)	$(3,272,901)	(128,010)
Class B	20,213	771	17,496	677	(515,859)	(19,956)	(478,150)	(18,508)
Class C	196,421	7,528	30,539	1,178	(371,712)	(14,353)	(144,752)	(5,647)
Class F-1	556,359	21,243	42,538	1,631	(560,045)	(21,701)	38,852	1,173
Class F-2	263,570	10,018	10,963	418	(138,781)	(5,284)	135,752	5,152
Class 529-A	148,141	5,653	24,419	935	(111,715)	(4,309)	60,845	2,279
Class 529-B	2,073	80	2,077	80	(46,983)	(1,821)	(42,833)	(1,661)
Class 529-C	36,490	1,399	5,070	195	(41,566)	(1,610)	(6)	(16)
Class 529-E	6,911	265	1,209	46	(6,841)	(263)	1,279	48
Class 529-F-1	13,793	522	1,487	57	(11,355)	(425)	3,925	154
Class R-1	19,759	764	1,287	49	(17,317)	(662)	3,729	151
Class R-2	148,851	5,717	12,363	477	(204,924)	(7,939)	(43,710)	(1,745)
Class R-3	253,537	9,668	27,902	1,073	(367,185)	(14,223)	(85,746)	(3,482)
Class R-4	402,289	15,463	30,529	1,170	(330,684)	(12,566)	102,134	4,067
Class R-5	241,982	9,164	25,066	959	(243,889)	(9,292)	23,159	831
Class R-6	474,750	18,062	29,396	1,116	(82,550)	(3,169)	421,596	16,009
Total net
increase (decrease)	$5,650,200	215,074	$1,191,067	45,609	$(10,118,094)	(389,888)	$(3,276,827)	(129,205)

* Includes exchanges between share classes of the Fund.

Financial highlights
		(Loss) income from investment operations1				Dividends and distributions			Net asset value, end of period	Total return2,3	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse-ments/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers3	Ratio of net income to average net assets3
		Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:	Six months ended 10/31/20114,5	$29.66	$.34	$(1.71)	$(1.37)	$(.31)	$–	$(.31)	$27.98	(4.57)%	$37,647	.62%6	.62%6	2.43%6
	Year ended 4/30/2011	25.84	.70	3.80	4.50	(.68)	–	(.68)	29.66	17.77	41,375.63		.63	2.67
	Year ended 4/30/2010	19.81	.65	6.06	6.71	(.68)	–	(.68)	25.84	34.29	39,349.70		.70	2.80
	Year ended 4/30/2009	31.92	.64	(11.53)	(10.89)	(.72)	(.50)	(1.22)	19.81	(34.50)	34,012.67		.65	2.60
	Year ended 4/30/2008	36.55	.71	(2.68)	(1.97)	(.72)	(1.94)	(2.66)	31.92	(5.78)	60,782.60		.58	2.02
	Year ended 4/30/2007	32.66	.68	4.71	5.39	(.66)	(.84)	(1.50)	36.55	16.85	70,811.60		.57	2.00
Class B:	Six months ended 10/31/20114,5	29.45	.24	(1.69)	(1.45)	(.20)	–	(.20)	27.80	(4.90)	641	1.376	1.376	1.706
	Year ended 4/30/2011	25.66	.51	3.75	4.26	(.47)	–	(.47)	29.45	16.88	889	1.39	1.39	1.98
	Year ended 4/30/2010	19.67	.48	6.01	6.49	(.50)	–	(.50)	25.66	33.31	1,249	1.46	1.46	2.07
	Year ended 4/30/2009	31.71	.45	(11.46)	(11.01)	(.53)	(.50)	(1.03)	19.67	(35.01)	1,389	1.42	1.40	1.85
	Year ended 4/30/2008	36.33	.44	(2.67)	(2.23)	(.45)	(1.94)	(2.39)	31.71	(6.51)	2,726	1.36	1.33	1.27
	Year ended 4/30/2007	32.47	.42	4.69	5.11	(.41)	(.84)	(1.25)	36.33	15.98	3,296	1.36	1.33	1.24
Class C:	Six months ended 10/31/20114,5	29.37	.23	(1.69)	(1.46)	(.20)	–	(.20)	27.71	(4.95)	1,722	1.416	1.416	1.646
	Year ended 4/30/2011	25.60	.48	3.76	4.24	(.47)	–	(.47)	29.37	16.82	1,934	1.44	1.44	1.86
	Year ended 4/30/2010	19.63	.46	6.00	6.46	(.49)	–	(.49)	25.60	33.23	1,830	1.50	1.50	2.00
	Year ended 4/30/2009	31.65	.44	(11.44)	(11.00)	(.52)	(.50)	(1.02)	19.63	(35.04)	1,613	1.47	1.44	1.80
	Year ended 4/30/2008	36.26	.42	(2.66)	(2.24)	(.43)	(1.94)	(2.37)	31.65	(6.54)	2,979	1.41	1.38	1.22
	Year ended 4/30/2007	32.41	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.26	15.91	3,481	1.42	1.40	1.17
Class F-1:	Six months ended 10/31/20114,5	29.59	.33	(1.71)	(1.38)	(.30)	–	(.30)	27.91	(4.60)	2,078.666		.666	2.386
	Year ended 4/30/2011	25.77	.68	3.81	4.49	(.67)	–	(.67)	29.59	17.79	2,067.66		.66	2.62
	Year ended 4/30/2010	19.76	.64	6.04	6.68	(.67)	–	(.67)	25.77	34.26	1,770.71		.71	2.78
	Year ended 4/30/2009	31.85	.64	(11.51)	(10.87)	(.72)	(.50)	(1.22)	19.76	(34.52)	1,506.67		.65	2.59
	Year ended 4/30/2008	36.48	.70	(2.68)	(1.98)	(.71)	(1.94)	(2.65)	31.85	(5.82)	2,947.63		.61	1.99
	Year ended 4/30/2007	32.60	.67	4.70	5.37	(.65)	(.84)	(1.49)	36.48	16.83	3,179.62		.59	1.97
Class F-2:	Six months ended 10/31/20114,5	29.66	.37	(1.71)	(1.34)	(.34)	–	(.34)	27.98	(4.46)	690.406		.406	2.636
	Year ended 4/30/2011	25.84	.74	3.81	4.55	(.73)	–	(.73)	29.66	18.05	630.41		.41	2.83
	Year ended 4/30/2010	19.81	.68	6.09	6.77	(.74)	–	(.74)	25.84	34.65	416.46		.46	2.91
	Period from 8/5/2008 to 4/30/20094	29.64	.46	(9.22)	(8.76)	(.57)	(.50)	(1.07)	19.81	(29.77)	147.446		.436	3.106

		(Loss) income from investment operations1				Dividends and distributions			Net asset value, end of period	Total return2,3	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse-ments/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers3	Ratio of net income to average net assets3
		Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class 529-A:	Six months ended 10/31/20114,5	$29.62	$.33	$(1.71)	$(1.38)	$(.30)	$–	$(.30)	$27.94	(4.61)%	$1,096	.70%6	.70%6	2.34%6
	Year ended 4/30/2011	25.80	.67	3.81	4.48	(.66)	–	(.66)	29.62	17.73	1,138.70		.70	2.58
	Year ended 4/30/2010	19.78	.63	6.05	6.68	(.66)	–	(.66)	25.80	34.20	932.76		.76	2.71
	Year ended 4/30/2009	31.89	.62	(11.52)	(10.90)	(.71)	(.50)	(1.21)	19.78	(34.57)	709.73		.71	2.55
	Year ended 4/30/2008	36.51	.67	(2.66)	(1.99)	(.69)	(1.94)	(2.63)	31.89	(5.85)	1,089.69		.66	1.93
	Year ended 4/30/2007	32.63	.65	4.71	5.36	(.64)	(.84)	(1.48)	36.51	16.75	1,094.67		.65	1.91
Class 529-B:	Six months ended 10/31/20114,5	29.48	.22	(1.70)	(1.48)	(.18)	–	(.18)	27.82	(4.99)	91	1.506	1.506	1.576
	Year ended 4/30/2011	25.68	.48	3.77	4.25	(.45)	–	(.45)	29.48	16.79	117	1.50	1.50	1.85
	Year ended 4/30/2010	19.69	.45	6.02	6.47	(.48)	–	(.48)	25.68	33.15	145	1.56	1.56	1.93
	Year ended 4/30/2009	31.74	.42	(11.47)	(11.05)	(.50)	(.50)	(1.00)	19.69	(35.08)	126	1.53	1.51	1.74
	Year ended 4/30/2008	36.36	.39	(2.66)	(2.27)	(.41)	(1.94)	(2.35)	31.74	(6.62)	204	1.49	1.46	1.13
	Year ended 4/30/2007	32.50	.38	4.68	5.06	(.36)	(.84)	(1.20)	36.36	15.82	218	1.48	1.46	1.11
Class 529-C:	Six months ended 10/31/20114,5	29.46	.22	(1.70)	(1.48)	(.19)	–	(.19)	27.79	(4.99)	311	1.496	1.496	1.566
	Year ended 4/30/2011	25.67	.47	3.78	4.25	(.46)	–	(.46)	29.46	16.79	330	1.49	1.49	1.80
	Year ended 4/30/2010	19.68	.45	6.02	6.47	(.48)	–	(.48)	25.67	33.19	288	1.55	1.55	1.93
	Year ended 4/30/2009	31.73	.43	(11.47)	(11.04)	(.51)	(.50)	(1.01)	19.68	(35.08)	226	1.52	1.50	1.75
	Year ended 4/30/2008	36.35	.39	(2.66)	(2.27)	(.41)	(1.94)	(2.35)	31.73	(6.62)	361	1.49	1.46	1.13
	Year ended 4/30/2007	32.49	.38	4.69	5.07	(.37)	(.84)	(1.21)	36.35	15.84	374	1.48	1.45	1.11
Class 529-E:	Six months ended 10/31/20114,5	29.50	.29	(1.70)	(1.41)	(.26)	–	(.26)	27.83	(4.73)	59.976		.976	2.086
	Year ended 4/30/2011	25.70	.60	3.79	4.39	(.59)	–	(.59)	29.50	17.40	62.98		.98	2.30
	Year ended 4/30/2010	19.71	.56	6.03	6.59	(.60)	–	(.60)	25.70	33.80	53	1.05	1.05	2.43
	Year ended 4/30/2009	31.77	.55	(11.48)	(10.93)	(.63)	(.50)	(1.13)	19.71	(34.74)	41	1.02	1.00	2.26
	Year ended 4/30/2008	36.39	.57	(2.66)	(2.09)	(.59)	(1.94)	(2.53)	31.77	(6.14)	60.98		.95	1.64
	Year ended 4/30/2007	32.52	.55	4.70	5.25	(.54)	(.84)	(1.38)	36.39	16.44	61.97		.94	1.62
Class 529-F-1:	Six months ended 10/31/20114,5	29.58	.36	(1.71)	(1.35)	(.33)	–	(.33)	27.90	(4.51)	58.486		.486	2.576
	Year ended 4/30/2011	25.77	.73	3.79	4.52	(.71)	–	(.71)	29.58	17.96	63.48		.48	2.79
	Year ended 4/30/2010	19.76	.68	6.04	6.72	(.71)	–	(.71)	25.77	34.48	51.55		.55	2.91
	Year ended 4/30/2009	31.85	.67	(11.50)	(10.83)	(.76)	(.50)	(1.26)	19.76	(34.41)	35.52		.50	2.77
	Year ended 4/30/2008	36.47	.74	(2.66)	(1.92)	(.76)	(1.94)	(2.70)	31.85	(5.65)	52.48		.45	2.14
	Year ended 4/30/2007	32.59	.72	4.70	5.42	(.70)	(.84)	(1.54)	36.47	17.01	47.47		.44	2.11

		(Loss) income from investment operations1				Dividends and distributions			Net asset value, end of period	Total return3	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse-ments/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers3	Ratio of net income to average net assets3
		Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-1:	Six months ended 10/31/20114,5	$29.44	$.23	$(1.70)	$(1.47)	$(.20)	$–	$(.20)	$27.77	(4.97)%	$73	1.41%6	1.41%6	1.64%6
	Year ended 4/30/2011	25.65	.48	3.79	4.27	(.48)	–	(.48)	29.44	16.90	81	1.41	1.41	1.86
	Year ended 4/30/2010	19.68	.46	6.01	6.47	(.50)	–	(.50)	25.65	33.21	67	1.47	1.47	1.98
	Year ended 4/30/2009	31.72	.45	(11.46)	(11.01)	(.53)	(.50)	(1.03)	19.68	(34.99)	44	1.43	1.41	1.85
	Year ended 4/30/2008	36.33	.42	(2.66)	(2.24)	(.43)	(1.94)	(2.37)	31.72	(6.55)	67	1.42	1.40	1.20
	Year ended 4/30/2007	32.48	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.33	15.86	69	1.43	1.41	1.15
Class R-2:	Six months ended 10/31/20114,5	29.36	.23	(1.69)	(1.46)	(.20)	–	(.20)	27.70	(4.93)	675	1.406	1.406	1.656
	Year ended 4/30/2011	25.59	.49	3.76	4.25	(.48)	–	(.48)	29.36	16.85	745	1.41	1.41	1.89
	Year ended 4/30/2010	19.62	.45	6.01	6.46	(.49)	–	(.49)	25.59	33.23	694	1.52	1.52	1.96
	Year ended 4/30/2009	31.64	.43	(11.44)	(11.01)	(.51)	(.50)	(1.01)	19.62	(35.07)	548	1.50	1.48	1.77
	Year ended 4/30/2008	36.25	.41	(2.66)	(2.25)	(.42)	(1.94)	(2.36)	31.64	(6.57)	865	1.44	1.41	1.19
	Year ended 4/30/2007	32.40	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.25	15.91	985	1.47	1.41	1.15
Class R-3:	Six months ended 10/31/20114,5	29.49	.29	(1.70)	(1.41)	(.26)	–	(.26)	27.82	(4.73)	1,261.966		.966	2.086
	Year ended 4/30/2011	25.69	.60	3.79	4.39	(.59)	–	(.59)	29.49	17.41	1,367.97		.97	2.33
	Year ended 4/30/2010	19.70	.57	6.02	6.59	(.60)	–	(.60)	25.69	33.85	1,280	1.03	1.03	2.45
	Year ended 4/30/2009	31.76	.56	(11.48)	(10.92)	(.64)	(.50)	(1.14)	19.70	(34.72)	1,010.97		.95	2.29
	Year ended 4/30/2008	36.38	.58	(2.67)	(2.09)	(.59)	(1.94)	(2.53)	31.76	(6.13)	1,827.95		.93	1.67
	Year ended 4/30/2007	32.51	.55	4.70	5.25	(.54)	(.84)	(1.38)	36.38	16.45	2,199.96		.93	1.63
Class R-4:	Six months ended 10/31/20114,5	29.56	.33	(1.70)	(1.37)	(.30)	–	(.30)	27.89	(4.57)	1,300.666		.666	2.396
	Year ended 4/30/2011	25.76	.68	3.79	4.47	(.67)	–	(.67)	29.56	17.73	1,407.66		.66	2.61
	Year ended 4/30/2010	19.75	.64	6.04	6.68	(.67)	–	(.67)	25.76	34.29	1,121.72		.72	2.75
	Year ended 4/30/2009	31.83	.63	(11.50)	(10.87)	(.71)	(.50)	(1.21)	19.75	(34.52)	782.69		.67	2.59
	Year ended 4/30/2008	36.46	.68	(2.68)	(2.00)	(.69)	(1.94)	(2.63)	31.83	(5.87)	1,125.67		.65	1.95
	Year ended 4/30/2007	32.57	.65	4.72	5.37	(.64)	(.84)	(1.48)	36.46	16.82	1,213.67		.64	1.92
Class R-5:	Six months ended 10/31/20114,5	29.66	.38	(1.71)	(1.33)	(.35)	–	(.35)	27.98	(4.43)	987.356		.356	2.696
	Year ended 4/30/2011	25.83	.76	3.82	4.58	(.75)	–	(.75)	29.66	18.14	1,021.36		.36	2.92
	Year ended 4/30/2010	19.80	.72	6.05	6.77	(.74)	–	(.74)	25.83	34.62	868.42		.42	3.08
	Year ended 4/30/2009	31.92	.70	(11.53)	(10.83)	(.79)	(.50)	(1.29)	19.80	(34.31)	1,129.39		.37	2.91
	Year ended 4/30/2008	36.55	.78	(2.67)	(1.89)	(.80)	(1.94)	(2.74)	31.92	(5.57)	1,319.37		.35	2.24
	Year ended 4/30/2007	32.65	.76	4.72	5.48	(.74)	(.84)	(1.58)	36.55	17.15	1,154.37		.35	2.22
Class R-6:	Six months ended 10/31/20114,5	29.68	.38	(1.71)	(1.33)	(.35)	–	(.35)	28.00	(4.41)	1,466.306		.306	2.726
	Year ended 4/30/2011	25.85	.77	3.82	4.59	(.76)	–	(.76)	29.68	18.18	1,401.31		.31	2.91
	Year ended 4/30/2010	19.95	.71	5.93	6.64	(.74)	–	(.74)	25.85	33.79	807.37		.37	3.03

	Six months ended October 31, 20115	Year ended April 30

		2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	13%	25%	22%	39%	18%	19%

1  Based on average shares outstanding.
2 Total returns exclude any applicable sales charges, including contingent deferred sales charges.
3 This column reflects the impact, if any, of certain reimbursements/waivers from CRMC and WMC. During some of the periods shown, CRMC and WMC reduced fees for investment advisory services and business management services, respectively. In addition, during some of the periods shown, CRMC paid a portion of the Fund’s transfer agent fees for certain retirement plan share classes.
4 Based on operations for the periods shown and, accordingly, is not representative of a full year.
5 Unaudited.
6 Annualized.

See Notes to financial statements

Expense example
unaudited
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2011, through October 31, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2011	Ending account value 10/31/2011	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$954.31	$3.05	.62%
Class A — assumed 5% return	1,000.00	1,022.02	3.15	.62
Class B — actual return	1,000.00	950.95	6.72	1.37
Class B — assumed 5% return	1,000.00	1,018.25	6.95	1.37
Class C — actual return	1,000.00	950.51	6.91	1.41
Class C — assumed 5% return	1,000.00	1,018.05	7.15	1.41
Class F-1 — actual return	1,000.00	954.05	3.24	.66
Class F-1 — assumed 5% return	1,000.00	1,021.82	3.35	.66
Class F-2 — actual return	1,000.00	955.41	1.97	.40
Class F-2 — assumed 5% return	1,000.00	1,023.13	2.03	.40
Class 529-A — actual return	1,000.00	953.87	3.44	.70
Class 529-A — assumed 5% return	1,000.00	1,021.62	3.56	.70
Class 529-B — actual return	1,000.00	950.11	7.35	1.50
Class 529-B — assumed 5% return	1,000.00	1,017.60	7.61	1.50
Class 529-C — actual return	1,000.00	950.06	7.30	1.49
Class 529-C — assumed 5% return	1,000.00	1,017.65	7.56	1.49
Class 529-E — actual return	1,000.00	952.68	4.76	.97
Class 529-E — assumed 5% return	1,000.00	1,020.26	4.93	.97
Class 529-F-1 — actual return	1,000.00	954.91	2.36	.48
Class 529-F-1 — assumed 5% return	1,000.00	1,022.72	2.44	.48
Class R-1 — actual return	1,000.00	950.32	6.91	1.41
Class R-1 — assumed 5% return	1,000.00	1,018.05	7.15	1.41
Class R-2 — actual return	1,000.00	950.66	6.86	1.40
Class R-2 — assumed 5% return	1,000.00	1,018.10	7.10	1.40
Class R-3 — actual return	1,000.00	952.67	4.71	.96
Class R-3 — assumed 5% return	1,000.00	1,020.31	4.88	.96
Class R-4 — actual return	1,000.00	954.31	3.24	.66
Class R-4 — assumed 5% return	1,000.00	1,021.82	3.35	.66
Class R-5 — actual return	1,000.00	955.66	1.72	.35
Class R-5 — assumed 5% return	1,000.00	1,023.38	1.78	.35
Class R-6 — actual return	1,000.00	955.95	1.47	.30
Class R-6 — assumed 5% return	1,000.00	1,023.63	1.53	.30
*The "expenses paid during period" are equal to the "annualized expense ratio," multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Approval of Investment Advisory Agreement
The Fund’s board (the "board") has approved the Fund’s Investment Advisory Agreement (the "agreement") with Capital Research and Management Company (CRMC) for an additional one-year term through August 31, 2012. The board approved the agreement following the recommendation of the Contracts Sub-Committee of the Fund’s Governance Committee (the "committee"), which is composed of all of the Fund’s independent board members. The board and the committee determined that the Fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the Fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the Fund and CRMC. The board and the committee also considered the nature, extent and quality of investment management, compliance and shareholder services provided by CRMC to the Fund under the agreement and other agreements, as well as the benefits to shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the Fund and its shareholders.

2. Investment results
The board and the committee considered the investment results of the Fund in light of its objective of providing income and an opportunity for growth of principal consistent with sound common stock investing. They compared the Fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the Fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. The board and the committee also considered analytical data developed in a special report by Lipper Inc. regarding investment results of the Fund. This shareholder report contains certain information about the Fund’s recent investment results in the letter to shareholders and related disclosures. The board and the committee concluded that long-term results have been satisfactory and that CRMC’s record in managing the Fund indicated that its continued management should benefit the Fund and its shareholders.

3. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expense levels of the Fund to those of other relevant funds. They observed that the Fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the Fund’s advisory fee structure that reduce the level of fees charged by CRMC to the Fund as Fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC with investment mandates similar to those of the Fund. They noted that, to the extent that there were differences between the advisory fees paid by the Fund and the advisory fees paid by those clients, the differences appropriately reflected the invest-ment, operational and regulatory differences between advising the Fund and the other clients. The board and the committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the Fund.

4. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the Fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the Fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the Fund.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that the Fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the Fund’s shareholders.

Other share class results
unaudited
Classes B, C, F and 529
Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2011 (the most recent calendar quarter-end):	1 year	5 years	10 years1/Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	–1.72%	–1.96%	2.68%
Not reflecting CDSC	3.28	–1.64	2.68
Class C shares
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	2.24	–1.68	2.46
Not reflecting CDSC	3.24	–1.68	2.46
Class F-1 shares3
Not reflecting annual asset-based fee charged by sponsoring firm	4.03	–0.90	3.26
Class F-2 shares3 — first sold 8/5/08
Not reflecting annual asset-based fee charged by sponsoring firm	4.29	—	–0.73
Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–2.00	–2.13	2.22
Not reflecting maximum sales charge	3.98	–0.96	2.85
Class 529-B shares2,4 — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	–1.83	–2.07	2.32
Not reflecting CDSC	3.17	–1.75	2.32
Class 529-C shares4 — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	2.18	–1.73	2.01
Not reflecting CDSC	3.18	–1.73	2.01
Class 529-E shares3,4 — first sold 3/1/02	3.67	–1.24	2.20
Class 529-F-1 shares3,4 — first sold 9/16/02
Not reflecting annual asset-based fee charged by sponsoring firm	4.22	–0.74	4.71

1 Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2 These shares are not available for purchase.
3 These shares are sold without any initial or contingent deferred sales charge.
4 Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The Fund’s investment adviser and business manager each waived a portion of their management fees from September 1, 2004 through December 31, 2008. Applicable Fund results shown reflect the waivers, without which they would have been lower. See the Financial Highlights table on pages 24 to 29 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the Fund’s prospectus.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

"American Funds Proxy Voting Procedures and Principles" — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The Fund files its proxy voting record with the U.S. Securities and Exchange Commission
(SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Washington Mutual Investors Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Washington Mutual Investors Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Offices
Offices of the Fund and of the business manager
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3521
202/842-5665

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

    Counsel
    Dechert LLP
    1775 I Street, NW
    Washington, DC 20006-2401

    Independent registered public accounting firm
    PricewaterhouseCoopers LLP
    350 South Grand Avenue
    Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

The right choice for the long term ®

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach
We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term invest-ment results. Our portfolio counselors average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.

Proven system
Our system combines individual account-ability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 89% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 65% of 10-year periods and 75% of 20-year periods.* Our fund management fees have consistently been among the lowest in the industry.†

* Based on Class A share results for periods through 12/31/10. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
†Based on management fees for the 20-year period ended 12/31/10 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

■ Growth funds
AMCAP Fund ®
EuroPacific Growth Fund ®
The Growth Fund of America ®
The New Economy Fund ®
New Perspective Fund ®
New World Fund ®
SMALLCAP World Fund ®

■ Growth-and-income funds
American Mutual Fund ®
Capital World Growth and Income Fund SM
Fundamental Investors SM
International Growth and Income Fund SM
The Investment Company of America ®
Washington Mutual Investors Fund SM

■ Equity-income funds
Capital Income Builder ®
The Income Fund of America ®

■ Balanced funds
American Balanced Fund ®
American Funds Global Balanced Fund SM

■ Bond funds
American Funds Mortgage Fund SM
American High-Income Trust SM
The Bond Fund of America SM
Capital World Bond Fund ®
Intermediate Bond Fund of America ®
Short-Term Bond Fund of America SM
U.S. Government Securities Fund SM

■ Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund SM
American High-Income Municipal Bond Fund ®
Limited Term Tax-Exempt Bond Fund of America SM
The Tax-Exempt Bond Fund of America ®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York SM
The Tax-Exempt Fund of California ®
The Tax-Exempt Fund of Maryland ®
The Tax-Exempt Fund of Virginia ®

■ Money market fund
American Funds Money Market Fund ®

■ American Funds Target Date Retirement Series ®

The Capital Group Companies
American Funds     Capital Research and Management     Capital International     Capital Guardian     Capital Bank and Trust

Lit. No. MFGESR-901-1211P (S28738)    Printed on paper containing 10% post-consumer waste    Printed with inks containing soy and/or vegetable oil

ITEM 2.  Code of Ethics.

Not applicable to this filing.

ITEM 3.  Audit Committee Financial Expert.

Not applicable to this filing.

ITEM 4.  Principal Accountant Fees and Services.

Not applicable to this filing.

ITEM 5.  Audit Committee of Listed Registrants.

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  Investments.

The full schedule of investments for the Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940.  The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees.  While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the Registrant, c/o the Registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

ITEM 11.  Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3(c) under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  Exhibits.

(a)	Not applicable to this filing.

(b)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Washington Mutual Investors Fund

By    /s/ Jeffrey L. Steele
         Jeffrey L. Steele, President and Principal Executive Officer

Date: December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Jeffrey L. Steele
         Jeffrey L. Steele, President and Principal Executive Officer

Date: December 28, 2011

 By:   /s/ Michael W. Stockton
          Michael W. Stockton, Principal Financial Officer, Senior Vice President and Treasurer

Date: December 28, 2011